                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 4, 2003


                           PENWEST PHARMACEUTICALS CO.
             (Exact Name of Registrant as Specified in its Charter)


                                   Washington
                 (State or Other Jurisdiction of Incorporation)


              000-23467                                    91-1513032
       (Commission File Number)                (IRS Employer Identification No.)


   39 Old Ridgebury Road, Suite 11
         Danbury, Connecticut                               06810-5120
(Address of Principal Executive Offices)                    (Zip Code)


                                 (877) 736-9378
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5.  OTHER EVENTS.

         On August 5, 2003, Penwest Pharmaceuticals Co. announced that it entered into definitive agreements with institutional and other accredited investors with respect to the private placement of 603,000 additional shares of its common stock at a purchase price of $21.00 per share. In addition, the Company has granted private placement investors an additional right to purchase up to an additional 120,600 shares of common stock at $26.00 per share. These additional investment rights will become exercisable 90 days after the closing date or, if earlier, upon the effectiveness of a registration statement for the resale of the common stock, and will expire 60 trading days after the effectiveness of such a registration statement.

         On August 4, 2003, the Company announced that it had entered into definitive agreements with investors with respect to the private placement of 1,904,762 shares of its common stock at a purchase price of $21.00 for gross proceeds of $40.0 million, as well as granting those investors an additional right to purchase up to an additional 380,952 shares of common stock at $26.00 per share. The terms of the agreements announced today are the same as those of the $40 million private placement.

         The gross proceeds from the additional private placement will be $12.7 million and will bring the total gross proceeds from the two placements to $52.7 million and total net proceeds, excluding the proceeds of any exercise of the additional investor rights, to $49.4 million.

         A copy of the press release announcing the private placement is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The Securities Purchase Agreement and the form of Additional Investment Right are also filed with this Current Report on 8-K as exhibits.

ITEM 7.  EXHIBITS.

Exhibit No.          Description
-----------          -----------
4.1                  Form of Additional Investment Right.

10.1                 Securities Purchase Agreement dated as of August 4, 2003 among
                     Penwest Pharmaceuticals Co. and the purchasers identified therein.

99.1                 Press Release issued by Penwest Pharmaceuticals Co. on August 5,
                     2003.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 5, 2003                 PENWEST PHARMACEUTICALS CO.

                                     By:        /s/ Jennifer L. Good
                                         ---------------------------------------
                                            Jennifer L. Good
                                            Senior Vice President, Finance and
                                            Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit No.            Description
-----------            -----------
4.1                    Form of Additional Investment Right.

10.1                   Securities Purchase Agreement dated as of August 4, 2003 among
                       Penwest Pharmaceuticals Co. and the purchasers identified therein.

99.1                   Press Release issued by Penwest Pharmaceuticals Co. on August 5,
                       2003.